Exhibit 99.1

FOR IMMEDIATE RELEASE

Corteva Announces Expiration and Final Results of Private Exchange Offers and Consent Solicitations for EIDP’s 2.300% Senior Notes Due 2030, 5.125% Senior Notes Due 2032 and 4.800% Senior Notes Due 2033

INDIANAPOLIS – October 1, 2026 – Corteva, Inc. (NYSE: CTVA) announced today that Vylor Inc., a Delaware corporation and its wholly owned subsidiary (“Vylor”), has received the final results of its previously announced (i) private offers to exchange (with respect to each series, an “Exchange Offer” and together, the “Exchange Offers”) any and all of the outstanding senior notes of the series listed in the table below issued by EIDP, Inc., a Delaware corporation and a wholly owned subsidiary of Corteva (“EIDP” and such notes, collectively, the “EIDP Notes”), to the extent held by eligible holders, for a corresponding series of notes to be newly issued by Vylor (collectively, the “Vylor Notes”) and (ii) related consent solicitations (the “Consent Solicitations”) made by Vylor on behalf of EIDP to adopt certain proposed amendments to the indentures governing the EIDP Notes. The Exchange Offers and Consent Solicitations expired at 5:00 p.m., New York City time, on September 30, 2026 (the “Expiration Date”).

The table below sets forth, for each series of EIDP Notes, the principal amount validly tendered and not validly withdrawn as of the Expiration Date.

				EIDP Notes Validly Tendered and Not Validly Withdrawn by the Expiration Date
Title of Series of EIDP Notes	CUSIP No. and ISIN of EIDP Notes	Aggregate Principal Amount of EIDP Notes Outstanding	Vylor Notes to be Issued in Exchange for EIDP Notes	Principal Amount	Percentage
2.300% Senior Notes due 2030	263534CP2 US263534CP24	$500,000,000	2.300% Senior Notes due 2030	$434,841,000	86.97%
5.125% Senior Notes due 2032	263534CS6 US263534CS62	$500,000,000	5.125% Senior Notes due 2032	$476,214,000	95.24%
4.800% Senior Notes due 2033	263534CR8 US263534CR89	$600,000,000	4.800% Senior Notes due 2033	$527,584,000	87.93%

The Exchange Offers and Consent Solicitations were made upon the terms and conditions set forth in an exchange offer memorandum and consent solicitation statement, dated August 6, 2026 (as amended or supplemented, the “Offering Memorandum”), copies of which were made available to holders of the EIDP Notes eligible to participate in the Exchange Offers and Consent Solicitations. Each Exchange Offer and Consent Solicitation is conditioned upon, among other things, the consummation of Corteva’s planned separation into two independent, publicly traded companies, one comprising its current crop protection business and the other comprising its current seed business to be owned and conducted, directly or indirectly, by Vylor (the “Separation”). As of the Expiration Date, other than the consummation of the Separation, all conditions to the Exchange Offers and Consent Solicitations were satisfied. Therefore, settlement of the Exchange Offers and Consent Solicitations is expected to occur substantially simultaneously with the consummation of the Separation, which, as previously announced, is expected to be on or about October 1, 2026 (the “Settlement Date”), subject to satisfaction or waiver of the conditions thereto.

Subject to the terms and conditions set forth in the Offering Memorandum, each eligible holder of EIDP Notes will receive, for each $1,000 principal amount of the applicable series of EIDP Notes validly tendered and not validly withdrawn by 5:00 p.m., New York City time, on August 19, 2026 (the “Early Tender Deadline”) and accepted for exchange in the applicable Exchange Offer, (i) an equal principal amount of Vylor Notes of the corresponding series and (ii) a cash payment (with respect to each series, the “Cash Consideration” and, together with such amount of Vylor

Notes, the “Total Exchange Consideration”). The Cash Consideration is approximately $2.90 per $1,000 principal amount for the 2.300% Senior Notes due 2030, approximately $2.67 per $1,000 principal amount for the 5.125% Senior Notes due 2032 and approximately $2.86 per $1,000 principal amount for the 4.800% Senior Notes due 2033. The Vylor Notes will have the same interest payment dates, maturity date and interest rate as the EIDP Notes of the corresponding series. Interest on the applicable series of Vylor Notes issued in the related Exchange Offer will accrue from (and including) the date on which such Vylor Notes are issued in exchange for the corresponding series of EIDP Notes.

Eligible holders who validly tendered their EIDP Notes after the Early Tender Deadline but on or prior to the Expiration Date are eligible to receive $970 principal amount of the applicable series of Vylor Notes per $1,000 principal amount of the corresponding series of EIDP Notes validly tendered (the “Exchange Consideration”) but no Cash Consideration.

In addition, all eligible holders whose EIDP Notes were validly tendered and accepted for exchange in the Exchange Offers and Consent Solicitations will receive a cash payment equal to the accrued and unpaid interest on their EIDP Notes accepted for exchange from the last interest payment date of the applicable EIDP Notes preceding the Settlement Date up to, but excluding, the Settlement Date.

The Exchange Offers and Consent Solicitations were made only to holders of EIDP Notes who satisfied the eligibility conditions described under “Disclaimer” below.

Disclaimer

This press release is issued pursuant to Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”). This press release is neither an offer to sell nor the solicitation of an offer to buy the Vylor Notes or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any person to whom, such an offer, solicitation or sale is unlawful. The Exchange Offers and Consent Solicitations have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction, and, accordingly, the Vylor Notes will be subject to transfer restrictions unless and until the Vylor Notes are registered or exchanged for registered notes. The Vylor Notes will be issued in reliance upon exemptions from, or in transactions not subject to, registration under the Securities Act. The Exchange Offers and Consent Solicitations were made only to, and the Vylor Notes will be offered for exchange only to, holders of EIDP Notes who are (i) reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act, and (ii) outside the United States, persons who are not, and who are not acting for the account or benefit of, “U.S. persons” (as defined in Rule 902 under the Securities Act) in compliance with Regulation S under the Securities Act. The Vylor Notes were not offered or sold in the United States or to U.S. persons (as defined in Rule 902 under the Securities Act) unless the transaction is registered under the Securities Act, an exemption from the registration requirements of the Securities Act is available or the transaction is not subject to registration under the Securities Act.

The Exchange Offers and Consent Solicitations were made only pursuant to the Offering Memorandum. The Offering Memorandum and other documents relating to the Exchange Offers and Consent Solicitations were distributed only to holders of EIDP Notes who confirmed that they are within the categories of eligible participants in the Exchange Offers and Consent Solicitations. None of Vylor, its directors or officers, the dealer managers and solicitation agents, the exchange agent, the information agent, the trustees for the Vylor Notes or the EIDP Notes, their respective affiliates, or any other person is making any recommendation as to whether holders should tender their EIDP Notes in the Exchange Offers or deliver related consents in the Consent Solicitations.

The complete terms and conditions of the Exchange Offers and Consent Solicitations are set forth in the Offering Memorandum. The Exchange Offers and Consent Solicitations were made pursuant to the Offering Memorandum. The Exchange Offers and Consent Solicitations were not made to holders of EIDP Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER REGULATORY BODY HAS REGISTERED, RECOMMENDED OR APPROVED OF THE VYLOR NOTES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THE OFFERING MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

About Corteva

Corteva, Inc. (NYSE: CTVA) is a global pure-play agriculture company that combines industry-leading innovation, high-touch customer engagement and operational execution to profitably deliver solutions for the world’s most pressing agriculture challenges. Corteva generates advantaged market preference through its unique distribution strategy, together with its balanced and globally diverse mix of seed, crop protection, and digital products and services. With some of the most recognized brands in agriculture and a technology pipeline well positioned to drive growth, the company is committed to maximizing productivity for farmers, while working with stakeholders throughout the food system as it fulfills its promise to enrich the lives of those who produce and those who consume, ensuring progress for generations to come. More information can be found at www.corteva.com.

Cautionary Statement on Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. federal securities laws about Corteva, Vylor, EIDP, the Exchange Offers and Consent Solicitations and the Separation, including but not limited to all statements about the timing and consummation of the Exchange Offers and Consent Solicitations and the Separation, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current assumptions regarding future business and financial performance and, by their nature, address matters that are uncertain to different degrees. You can identify forward-looking statements by the use of words such as “plans,” “expects,” “will,” “anticipates,” “believes,” “intends,” “projects,” “estimates,” “outlook” or other words of similar meaning. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, the risk: (i) that general economic and capital markets conditions may adversely affect the Exchange Offers and Consent Solicitations or the Separation; (ii) that the conditions to the Exchange Offers and Consent Solicitations or the Separation may not be satisfied or waived; (iii) that any event, change or other circumstance could give rise to the termination of the Exchange Offers and Consent Solicitations and/or the Separation; (iv) of the effects that any termination of the Separation may have on Corteva or its subsidiaries; (v) that legal proceedings may be instituted related to the Separation or otherwise; (vi) of unexpected costs, charges or expenses; and (vii) of other risks and uncertainties described in Corteva’s and EIDP’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” (Item 1A) in Corteva’s most recently filed Annual Report on Form 10-K and in Corteva’s subsequent Quarterly Reports on Form 10-Q, and in other documents that Corteva or EIDP files or furnishes with the SEC. Neither Corteva nor EIDP undertakes any obligation to update or revise any forward-looking statement, except as required by applicable law.

Corteva Contacts:

Media Relations Contact:

Bethany Shively

804-866-2377

bethany.shively@corteva.com

Investor Relations Contact:

Kim Booth

302-485-3190

kimberly.a.booth@corteva.com